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                                                                    Exhibit 99
                     MONTHLY SERVICERS CERTIFICATE
                      SERVICER:  NATIONSBANK, N.A.
                     NATIONSBANK AUTO TRUST 1995-A

Pursuant to the Pooling and Servicing Agreement, dated as of December 6, 1995 (as amended and supplemented, the "Pooling and Servicing Agreement") between NationsBank, N.A., NationsBank of Georgia,N.A. NationsBank of Florida, N.A., and NationsBank of Texas, N.A. (as "Sellers"); NationsBank N.A. (as "Servicer"); and Chemical Bank (as "Trustee"), the Servicer is required to
prepare certain information each	month regarding distributions to
Certificateholders' and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below.

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
				  Collection Period			                                             	Aug-97
      Determination Date		                                            		9/8/97
      Deposit Date				                                                 9/12/97
      Distribution Date				                                            9/15/97

      Pool Balance on the close of the last day of the
       preceding Collection Period			                          	380,047,298.61
      Less:	 Principal Collections			                            20,123,133.75
            	Purchase Amount allocable to Principal                    			0.00
           	 Realized Losses 			                                    801,552.58
                                                             -----------------
      Pool Balance on the close of the last day of the
       Collection Period 				                                   359,122,612.28
                                                             =================
      Original Pool Balance	                               			1,066,816,806.33
      Pool Factor			                                                	33.66301%

      Class A Certificate Balance
            	Beginning Class A Certificate Balance		           	368,645,879.66
            	Class A Principal Distribution to Class A
               Distribution Account			                           20,296,945.74
                                                             -----------------
            	Ending Class A Certificate Balance	              		348,348,933.92
      Original Class A Certificate Balance                				1,034,812,302.14
      Class A Pool Factor 	                                       			33.66301%

      Class B Certificate Balance
            	Beginning Class B Certificate Balance			            11,401,418.95
            	Class B Principal Distribution to Class B
               Distribution Account			                              627,740.59
                                                             -----------------
            	Ending Class B Certificate Balance		               	10,773,678.36
      Original Class B Certificate Balance		                   		32,004,504.19
      Class B Pool Factor 	                                       			33.66301%

      Class A Pass-Through Rate		                                    		5.8500%
      Class B Pass-Through Rate		                                    		6.0000%

      Class A Percentage	                                          			97.0000%
      Class B Percentage	                                           			3.0000%

      Available Interest
          	Collections and Liquidation Proceeds allocable to
             interest		                                          	3,103,485.37
          	Recoveries	                                             		74,514.83
          	Purchase Amount allocable to Interest	                       		0.00
                                                             -----------------
                  		Total Interest Collections                  		3,178,000.20
          	Advances for the related Distribution Date			            691,198.67
          	Less:  Outstanding Advances to be reimbursed		          	467,578.15
                                                             -----------------
                  		Total Available Interest                    		3,401,620.72

      Available Principal
           Collections and Liquidation Proceeds allocable to
             Principal		                                        	20,123,133.75
          	Purchase Amount allocable to Principal                      			0.00
                                                             -----------------
                  		Total Available Principal	                  	20,123,133.75

      Deposit to Certificate Account
          	Available Interest		                                  	3,401,620.72
          	Available Principal	                                		20,123,133.75
          	Withdrawal from Reserve Account                             			0.00
          	Less:  Basic Servicing Fee to be withheld from
                    Collections		                                  	316,706.08
                                                             -----------------
                  		Net Deposit to Certificate Account	         	23,208,048.39

      Class A Interest Distribution
          	Class A Monthly Interest			                            1,797,148.66
          	Class A Interest Carryover Shortfall                        			0.00
                                                             -----------------
                  		Total		                                       1,797,148.66

      Class B Interest Distribution
          	Class B Monthly Interest	                               		57,007.09
	          Class B Interest Carryover Shortfall                        			0.00
                                                             -----------------
                  		Total	                                          	57,007.09

      Class A Principal Distribution
          	Class A Monthly Principal			                          20,296,945.74
          	Class A Principal Carryover Shortfall from the
             preceding Distribution Date	                               		0.00
                                                             -----------------
                  		Total		                                      20,296,945.74

      Class B Principal Distribution
          	Class B Monthly Principal	                             		627,740.59
          	Class B Principal Carryover Shortfall from the
             preceding Distribution Date	                               		0.00
                                                             -----------------
                  		Total	                                         	627,740.59

      Basic Servicing Fee (inc. unpaid amount from prior
       periods)		                                                 		316,706.08

      Distributions to the extent of Available Interest and
       Available Reserve Amount	(and Class B Percentage of
       Available Principal with respect to Class A Interest
       Distribution)
          	Unpaid Basic Servicing Fee to Servicer	                		316,706.08
          	Class A Interest Distribution to Class A
             Distribution Account		                              	1,797,148.66
          	Class B Interest Distribution to Class B
             Distribution Account		                                 	57,007.09

      Distributions of Available Principal, Remaining
       Available Interest and Remaining Available Reserve
       Amount
          	Class A Principal Distribution to Class A
             Distribution Account                             			20,296,945.74
          	Class B Principal Distribution to Class B
             Distribution Account		                                	627,740.59
          	To Reserve Account up to Specified Reserve
             Account Balance		                                     	429,206.31
          	Any Remaining Amounts to Sellers		                            	0.00


      Specified Reserve Account Balance
           Greater of:
         	(a) Reserve percentage applicable		                           	5.00%
       	      Pool Balance on last day of Collection Period
                times reserve percentage applicable		           	17,956,130.61
         	(b) Lesser of: Deposit from Available Interest and
                Available Principal
                 		(i)  floor amount stated or		                 13,335,210.08
                 		(ii) Pool Balance on last day of Collection
                          Period	plus interest through
                          Scheduled Distribution Date         		476,537,843.84
           Specified Reserve Account Balance                  			17,956,130.61

       Reserve Account
          	Beginning Balance		                                  	15,201,891.94
          	Deposit from Available Interest and Available
             Principal	                                           		429,206.31
          	Investment Earnings                                    			72,954.97
          	Less:  Withdrawal from Reserve Account and deposit to
                    Certificate Account to cover:
                  		Accrued and unpaid Basic Servicing Fees             		0.00
                   	Amounts to be distributed to
                      Certificateholders'                               		0.00
                  		Reimb. to Servicer for Outstanding
                      Advances associated with Defaulted Accounts  		45,776.14
          	Less: Withdrawal by Sellers of Excess of Reserve
                   Account Balance Over Specified Reserve
                   Account Balance		                                     	0.00
          	Less:  Withdrawal of Investment Earnings by Servicer   			72,954.97
                                                             -----------------
          	Ending Balance		                                     	15,585,322.11
				                                                         =================

      Available Reserve Account Balance	                      			15,201,891.94

      Realized Losses				                                           801,552.58
      Net Loss Ratio (annualized)
           For the current Collection Period		                          	2.36%
          	For the preceding Collection Period                        			1.28%
          	For the second preceding Collection Period			                 1.58%
      Average Net Loss Ratio (Specified Reserve Account
       Balance increases if greater than 1.50%)			                      	1.74%

      Delinquency Analysis
          	Number of Loans
               		   30 to 59 days past due 	                            	1,387
               		   60 to 89 days past due 		                              277
               		   90 or more days past due                             		216
                                                             -----------------
               		Total                                                 		1,880

           Principal Balance
               		   30 to 59 days past due 	                    	11,550,178.20
               		   60 to 89 days past due 		                     2,368,312.83
               		   90 or more days past due 		                   1,831,047.49
                                                             -----------------
                	Total		                                         15,749,538.52

      Delinquency Ratio
          	For the current Collection Period	                          		1.17%
          	For the preceding Collection Period		                        	1.13%
          	For the second preceding Collection Period		                 	1.09%
      Average Delinquency Ratio (Specified Reserve Account
       Balance increases if greater than 1.25%)		                      		1.13%

      Collateral Repossessed and Held by the Trust
          	Number	                                                       		140
           Principal Balance			                                   1,313,589.13

      Weighted Average Computations
           Weighted Average Coupon	                                		10.56240%
          	Weighted Average Original Term			                             60.48
          	Weighted Average Remaining Term			                            30.62


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